SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION OF
ALLSPRING MULTI-ASSET FUNDS
Allspring Real Return Fund
(the “Fund”)
At a meeting held on May 16 - 17, 2023, the Board of Trustees of the Fund approved the following changes, effective on or about December 1, 2023:
I. Principal Investment Strategy Changes The section entitled “Fund Summary - Principal Investment Strategies” is deleted and replaced with the following:
Under normal circumstances, we invest:

• up to 70% of the Fund’s total assets in debt securities; • up to 70% of the Fund’s total assets in equity securities; and • up to 25% of the Fund’s net assets in commodities.

The Fund is a feeder fund that invests substantially all of its assets in the Real Return Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Allspring Funds, or directly in a portfolio of securities.
We utilize an active allocation strategy to diversify the portfolio across various investments, assets and sectors, in an attempt to generate a real return (a return in excess of the rate of inflation) over an economic cycle, consistent with an appropriate level of risk. We dynamically allocate investments to various broad asset classes across debt, equity and commodities based on our assessment of changing economic, global market, industry, and issuer conditions.
We may invest up to 70% of the Fund’s total assets in debt securities including but not limited to, inflation-indexed debt securities, corporate-issued debt, mortgage- and asset-backed securities, bank loans and government obligations. These securities may have fixed, floating or variable rates. We may invest up to 10% of the Fund’s total assets in below investment-grade debt securities, often called “high yield securities” or “junk bonds”. We do not manage the portfolio to a specific maturity or duration. We may use futures contracts to manage or adjust duration and yield curve exposure, as well as to manage risk or to enhance return.
We may invest up to 70% of the Fund’s total assets in equity securities, including but not limited to, common stock, preferred stock and real estate investment trusts (“REITs”), of domestic and foreign issuers of any market capitalization.
We may invest in derivatives, such as futures and swaps, that have similar economic or financial characteristics of any security described above.
We may invest up to 25% of the Fund’s net assets in the common or preferred stock of a subsidiary of the Fund that typically invests directly or indirectly in commodity-linked derivatives such as commodity forwards, commodity futures, commodity swaps, swaps on commodity futures and other commodity-linked derivative securities; it may also invest in all other securities allowed in the Fund. These holdings may contribute more than 25% of the Fund’s risk allocation.
The Fund will incorporate a derivatives overlay strategy that contains three specific risk management components: 1.) Tactical Asset Allocation (TAA) Overlay, 2.) Tail Risk Management (TRM) and 3) Real Return Overlay (RRO). Together these strategies will allow the Fund to attempt to manage short-term volatility, mitigate risk and/or improve returns under certain market conditions. To execute this overlay strategy, the Fund (either directly or through its subsidiary in the case of commodity exposure) invests in long and/or short positions in exchange-traded futures and/or currency forward contracts across a variety of asset classes, which include, but are not limited to, stocks, bonds, commodities, and currencies.
1. The TAA Overlay seeks to improve the Fund’s risk return profile through the tactical use of futures and/or currency forward contracts. The TAA Overlay uses qualitative and quantitative inputs to guide equity and fixed income exposures in the Fund. The TAA Overlay may increase exposures to a given asset class under certain market conditions while decreasing exposure during others.
2. TRM is a quantitatively driven, structured hedging component developed to help reduce portfolio losses during severe market downturns. TRM will only seek to decrease market exposure under certain market conditions. When a portfolio breaches a certain value on the downside, downside protection (or hedge) may be added to decrease market exposure using futures. This component also systematically takes hedge profit by reducing downside protection after a severe portfolio decline.
3. The RRO seeks to improve the Fund’s risk return profile using derivative (futures, forwards, swaps, and options). RRO uses multiple components that focuses on qualitative and quantitative signals that capture the level, breath and persistence of inflation and will look to provide upside returns in inflationary environments while providing downside protection when market shocks increase correlation amongst diversified assets.
II. Principal Risk Change In the section of the Fund’s prospectus entitled “Fund Summaries - Principal Investment Risk” the following risk is added:
Subsidiary Risk. The value of a Fund’s investment in its Cayman Islands subsidiary may be adversely impacted by the risks associated with the underlying derivatives investments of the subsidiary. In addition, changes in the laws or regulations of the United States or the Cayman Islands, under which the Fund and the subsidiary, respectively, are organized, could result in the inability of the Fund or the subsidiary to continue to operate as described in the prospectus and could negatively affect the Fund and its shareholders.
III. Benchmark Change  Effective December  1, 2023, the Fund will change its benchmark to the Real Return Blended Index which is comprised of 40% Russell 1000 Index, 25% Bloomberg  US Aggregate Bond Index, 25% Bloomberg  US TIPS Index and 10% Bloomberg  Commodities Index.   The new benchmark better aligns with the Fund’s new strategy.
IV. Fund Management Changes  Effective December 1, 2023, Michael Bradshaw, CFA, Garth B. Newport, CFA, Michael Schueller, CFA  and Michal  Stanczyk  are removed as portfolio managers of the master portfolio. Allspring Global Investments (UK) Limited will become a sub-adviser to the master portfolio and Rushabh  Amin and Matthias Scheiber  are added as portfolio managers to the portfolio. Accordingly, the table in the section entitled “Fund Summary – Fund Management” is amended to include the following:

Manager	Sub-Adviser[1]	Portfolio Manager, Title/Managed Since[1]
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Kandarp R. Acharya, CFA, FRM, Portfolio Manager / 2014 Petros N. Bocray, CFA, FRM, Portfolio Manager / 2016 Travis L. Keshemberg, CFA, CIPM, FRM, Portfolio Manager / 2022
Allspring Funds Management, LLC	Allspring Investments (UK)	Rushabh Amin, Portfolio Manager / 2023 Matthais Scheiber, Portfolio Manager / 2023
1.	The sub-adviser and portfolio managers listed above are the sub-adviser and portfolio managers of the master portfolio in which the Fund invests substantially all of its assets. The Fund itself does not have a sub-adviser or portfolio managers.
V. Sub-Adviser Change  Effective December 1, 2023, in the section entitled “Management of the Funds - The Sub-Adviser and Portfolio Managers” the following is added:
Allspring Global Investments (UK) Limited (“Allspring UK”), is a registered investment adviser located at 30 Moorgage, London EC2R 6PJ. Allspring UK, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, provides investment advisory services to banking or thrift institutions, investment companies, pension and profit sharing plans, corporations, and state or municipal government entities.
VI. Sub-Adviser Fee Change Effective December 1, 2023, in the Fund’s SAI section entitled, “Manager and Other Service Providers - Sub-Adviser” the sub-adviser fee table is replaced with the following:

Master Portfolio	Sub-Adviser	Annual Rate[1] (as a percentage of net assets)
Real Return	Allspring Investments	First $100M Next $200M Next $200M Over $500M	0.180% 0.165% 0.140% 0.120%

Master Portfolio	Sub-Adviser	Annual Rate[1] (as a percentage of net assets)
	Allspring Investments (UK)	First $100M Next $200M Next $200M Over $500M	0.100% 0.095% 0.085% 0.060%
1.	Represents the sub-advisory fee payable by Allspring Funds Management to the referenced Sub-Adviser as Sub-Adviser to the portfolio of Master Trust in which the feeder Fund invests. Allspring Funds Management expects that this would be the proposed sub-advisory fee payable by Allspring Funds Management to the referenced Sub-Adviser as Sub-Adviser if the feeder Fund converts into a stand-alone Fund.

May 18, 2023	SUP1753 05-23